UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 5, 2017

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-53862

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1050 W. Jericho Turnpike, Suite A

11787

Smithtown, New York

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On  March   30,  2017  iGambit  Inc.  (the  “Company”)  entered  into  a  securities  purchase agreement  (the  “Purchase  Agreement”)  with  an  accredited  investor  pursuant  to  an  exemption under  section  4(a)(2)  of  the  securities  act  of  1933  (the  “March  30  2017  Investors”),  pursuant  to which  the  Company  agreed  to  sell,  and  the  March  30,  2017  Investors  agreed  to  purchase,

convertible  debentures  (the  “March  30  2017  Debenture”)  in  the  aggregate  principal  amount  of

$75,000.

The basis terms of the March 30, 2017 Debenture are:

  Instrument:      $75,000 Convertible Promissory Note due nine (9) months after issuance

(the “Note”)

  Interest:

8% Per annum interest not due until maturity

  Conversion:     One hundred eighty (180) days following the date of funding and thereafter, the Note shall be convertible into shares of common stock of the Company (“Common Stock”).

The conversion price shall be subject to a discount of 35%.  The conversion price shall be determined on the basis of the three (3) lowest closing bids for the Common Stock during the prior ten (10) trading day period.

The Investor will be limited to convert no more than 4.99% of the issued and outstanding Common Stock at the time of conversion at any one time.

     Prepayment:  At any time during the period beginning on the date of the Note and ending on the date which is 180 days thereafter, the Company may repay the Note by paying an amount equal to the then outstanding amount multiplied by 120%.

The  foregoing  description  of  the  Purchase  Agreement  and  the  March  30  2017  Debenture

does  not  purport  to  be  complete  and  is  qualified  in  its  entirety by reference  to  the  full  text  of  the documents,  which  are  filed  as  exhibits  to  this  Current  Report  on  Form  8-K  and  is  incorporated herein by reference.

On  April  3,  2017  iGambit  Inc.  (the  “Company”)  entered  into  a  Convertible  Promissory

Note (the  April  3,  2017  Debenture”)  with  an  accredited  investor pursuant  to  an  exemption  under section 4(a)(2) of the securities act of 1933 (the “April 3, 2017 Investors”), pursuant to which the

April  3,  2017  Investors  agreed  to  lend  and  the  Company  agreed  to  repay  the  April  3  2017

Investors the aggregate principal amount of $125,000.

The basis terms of the April 3, 2017 Debenture are:

  Instrument:      $125,000 Convertible Promissory Note due twelve (12) months after issuance (the “Note”)

  Interest:

12% Per annum interest not due until maturity

  Conversion:     One hundred eighty (180) days following the date of funding and thereafter, the Note shall be convertible into shares of common stock of the Company (“Common Stock”).

The conversion price shall be subject to a discount of 50%.  The conversion price shall be determined on the basis of the lowest VWAP

(Volume Weighted Average Price) of the Common Stock during the prior twenty (20) trading day period.

The Investor will be limited to convert no more than 4.99% of the issued and outstanding Common Stock at the time of conversion at any one time.

     Prepayment:  At any time during the period beginning on the date of the Note and ending on the date which is 180 days thereafter, the Company may repay the Note by paying an amount equal to the then outstanding amount multiplied by 135%.

The foregoing description of the April 3, 2017 Debenture does not purport to be complete and is qualified in its entirety by reference to the full text of the  document, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Exhibits

The following Exhibits are filed as part of this Report:

10.13   Security Purchase Agreement dated as of March 30, 2017 by and between PowerUp

Lending Group. LLC, a Virginia corporation, and iGambit Inc., a Delaware corporation.

10.14   March 30 2017 Convertible Debenture by and between  PowerUp  Lending Group.  LLC, a

Virginia corporation (“Holder”), and iGambit Inc., a Delaware corporation (“Borrower”).

10.15     April  3  2017 Convertible Debenture  2017  by and  between  JSJ  Investments  Inc., a  Texas corporation (“Holder”), and iGambit Inc., a Delaware corporation (“Borrower”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  April 5, 2017

iGambit Inc.

By:

/s/  Elisa Luqman

Elisa Luqman

Chief Financial Officer

Exhibit Index

Exhibit No.      Description

10.13

Security Purchase Agreement dated as of March 30, 2017 by and between

PowerUp Lending Group. LLC, a Virginia corporation, and iGambit Inc., a

Delaware corporation.

10.14

Convertible Promissory Note dated as of March 30, 2017 by and between

PowerUp Lending Group. LLC, a Virginia corporation (“Holder”), and iGambit

Inc., a Delaware corporation (“Borrower”).

10.15

Convertible Promissory Note dated as of April 4, 2017 by and between JSJ

Investments Inc., a Texas corporation (“Holder”), and iGambit Inc., a Delaware corporation (“Borrower”).

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